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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): May 26, 2006


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A DEFINITIVE AGREEMENT.

               The information filed under this Item shall also be deemed to be filed under Item 2.03. Creation of a Direct Financial Obligation.

               On May 25, 2006, two subsidiaries of Las Vegas Sands Corp. ("LVSC"), Venetian Macau Limited ("VML") and its subsidiary, VML US Finance LLC ( the "Borrower"), entered into a credit agreement (the "Credit Agreement") governing their $2.5 billion senior secured credit facility with Goldman Sachs Credit Partners L.P., Lehman Brothers Inc., and Citigroup Global Markets, Inc., as co-syndication agents, joint lead arrangers and joint bookrunners, The Bank of Nova Scotia, as administrative agent, and Banco Nacional Ultramarino, S.A. and Sumitomo Mitsui Banking Corporation as co-documentation agents. The credit facility consists of a $1.2 billion funded term B loan, a $700 million delayed draw term B loan, a $100 million local currency term loan and a $500 million revolving credit facility.

               The funded term loan and the local term loan were drawn at closing and provided the Borrower $1.3 billion in proceeds. A portion of these proceeds were used to repay certain loans previously made by LVSC and its subsidiaries to VML and Venetian Cotai Limited, a subsidiary of VML ("VCL"), and to pay certain fees and expenses related to the credit facilities. The remaining proceeds will be used to fund the design, development, construction and pre-opening costs for several LVSC development projects in Macao, including The Venetian Macao Resort-Hotel-Casino and certain other projects on the Cotai Strip(TM), and for working capital purposes.

               The indebtedness under the senior secured credit facility is guaranteed by VML, VCL and certain other Macao and Hong Kong subsidiaries (the "Guarantors"). The Borrower's obligations under the senior secured credit facility and the guarantees of the Guarantors are secured by a first-priority security interest in substantially all of the Borrower's and Guarantors' assets, other than capital stock, assets securing permitted furniture, fixture and equipment financings, VML's Macao gaming concession contract and certain other assets.

               Borrowings under the senior secured credit facility bear interest, at the Borrower's option, at either an adjusted Eurodollar rate (or, in the case of the local currency term loan, adjusted HIBOR) plus a credit spread or at a base rate, plus a credit spread. The initial credit spread is 1.75% per annum for loans accruing interest at a base rate, 2.75% per annum for revolving loans or term B loans accruing interest at an adjusted Eurodollar rate, and 2.75% per annum for local term loans accruing interest at an adjusted HIBOR. These spreads will be reduced by .25% from the beginning of the first interest period following the substantial completion of The Venetian Macao. Thereafter (or in the case of the delayed draw facility, one year after such reduction), these spreads will be adjusted depending on a consolidated leverage ratio. The Borrower will also pay a commitment fee of .50% per annum on the undrawn amount of the revolving credit facility and 1.375% per annum on the undrawn amount of the delayed draw term loan.

               The revolving credit facility and the local currency term loan have a five year maturity. The delayed draw term B loan and the funded term B loan mature in six and seven years, respectively. The delayed draw term B loan and the funded term B loan are subject to nominal amortization for the first five and six years, respectively, with the remainder of the loans payable in four equal installments in the last year immediately preceding their respective maturity dates. Following the substantial completion of The Venetian Macao, the local currency term loan is subject to annual amortization in an amount of approximately $6.25 million per annum, with the remainder of the loan payable in four equal installments in the last year immediately preceding the maturity date.

               The new credit facility requires the Borrower to make mandatory prepayments of the loans with certain funds, including:

o    the proceeds of asset sales, subject to certain reinvestment rights;

o    insurance proceeds, subject to certain reinvestment rights;

o    indebtedness,   except  for  indebtedness   permitted  under  the  credit
     agreement; and

o a portion of excess cash flow, subject to certain timing and other conditions.

               The senior secured credit facility contains affirmative and negative covenants customary for such financings, including limitations on liens, indebtedness, investments, dividends and restricted payments, and acquisitions and sales of assets. The senior secured credit facility also requires the Borrower to comply with financial covenants, including minimum EBITDA for a period of time and, thereafter, ratios of EBITDA to interest expense and total indebtedness to EBITDA, as well as maximum capital expenditures.

               The senior secured credit facility contains events of default customary for such financings, including but not limited to nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects when made or deemed made; cross default and cross acceleration; change of control; dissolution; insolvency; bankruptcy events; material judgments; actual or asserted invalidity of the guarantees or security documents; and loss of certain Macau government gaming and land concessions. Some of these events of default allow for grace periods and materiality concepts.

               The Bank of Nova Scotia, Goldman Sachs Credit Partners L.P., Lehman Brothers Inc., Citigroup Global Markets, Inc., Banco Nacional
Ultramarinio, S.A. and Sumitomo Mitsui Banking Corporation and their respective affiliates have performed investment banking, financial advisory, lending and/or commercial banking services for LVSC and/or VML and their respective affiliates from time to time, for which they have received customary compensation, and may do so in the future.



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                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 26, 2006


                                    LAS VEGAS SANDS CORP.


                                    By: /s/ Scott D. Henry
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                                    Name:   Scott D. Henry
                                    Title:  Senior Vice President and
                                            Chief Financial Officer